SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 8, 2004
                                                        -----------------

                        Rush Financial Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

            Texas                       000-24057                  78-1847108
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(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

                  13355 Noel Road, Suite 300, Dallas, TX 75240
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 972-450-6000
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ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

         On December 8, 2004, Rush Financial Technologies, Inc. (the "Company") issued a news release that is attached hereto as exhibit 99.1 and incorporated herein by reference. In the news release, the Company announced that T. Scott Brooks has been named President of its subsidiary, RushTrade Securities, Inc., effective January 1, 2005.

         From 2003 to 2004 Mr. Brooks owned a private business engaged in home improvement services. From 1999 to 2002 Mr. Brooks served as President, Vice President, Head of Trading and Senior Registered Operating Principle for New York Broker, Inc./Online Securities Inc. From 1995 to 1999, Mr. Brooks worked for Axis Trading Corporation/Momentum Securities, Inc. as President of Brokerage Services, Vice President and Branch Manager, Vice President of Institutional Trading, and Senior Registered Operating Principle. The Company has entered into an employment agreement with Mr. Brooks. Either the Company or the officer may terminate the officer's employment under the employment agreement at any time. Upon termination, the Company must pay the officer all salary and benefits prorated to the date of termination.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed" with, the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

                99.1 Press Release of Rush Financial Technologies, Inc. filed December 8, 2004.




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RUSH FINANCIAL TECHNOLOGIES, INC.
                                            (Registrant)

Date:  December 8, 2004                     By: /s/ Dewey M. Moore, Jr.
                                            -------------------------------
                                            Dewey M. Moore, Jr.
                                            Chief Executive Officer



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                                  EXHIBIT INDEX

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 Exhibit #                       Description                            Page #
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    99.1       Press Release of Rush Financial Technologies, Inc.         4
               filed December 8, 2004
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